UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Harbor Way, 3rd Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Akero Therapeutics, Inc. (the “Company”) is participating at the Obesity and NAFLD: Mechanisms and Therapeutics Conference held in Banff, Alberta, Canada from February 23- February 27, 2020. The Company will be presenting a poster presentation titled “Maintaining a threshold concentration of AKR-001, a long-acting, degradation-resistant FGF21 analog, elicits sustained improvements in markers of glycemic control and lipid metabolism in a 4-week MAD study.” The poster presentation has been posted on the Company’s website and attached hereto as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Statements contained under this Item 7.01, including Exhibit 99.1, regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, the therapeutic potential and clinical benefits that may be offered by AKR-001.

Any forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the company's ability to execute on its strategy; positive results from a clinical trial may not necessarily be predictive of the results of future or ongoing clinical trials; regulatory developments in the United States; and risks related to the competitive landscape. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in the final prospectus dated June 19, 2019 and filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with the United States Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Poster presentation of Akero Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2020	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D. President and Chief Executive Officer